UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 22, 2025

Date of Report (Date of earliest event reported):

Concrete Leveling Systems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53048	26-0851977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5046 E. Boulevard, NW, Canton, OH, 44718
(Address of Principal Executive Offices) (Zip Code)

(330) 966-8120

Registrant’s telephone number, including area code

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLEV	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On September 22, 2025 Concrete Leveling Systems, Inc. (the “Company”), through action of the Board of Directors of the Company (the “Audit Committee”), dismissed Astra Audit & Advisory LLC (“Astra”) as the Company’s independent registered public accounting firm, effective as of September 22, 2025.

The reports of Astra on the Company’s consolidated financial statements for the fiscal years ended July 31, 2024 and 2023 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended July 31, 2024 and 2023 and the subsequent interim period through the date of dismissal, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Astra on any matter of accounting principles or practices.

During the fiscal years ended July 31, 2024 and 2023 and the subsequent interim period through the date of dismissal, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Astra with a copy of this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission (“SEC”) and requested that Astra furnish a letter addressed to the SEC stating whether or not it agrees with the statements made by the Company. As of the date of this filing, Astra has not provided such a letter. The Company will file an amendment to this Form 8-K to include Astra’s letter upon receipt.

On September 22, 2025, the Company, through action of the Audit Committee, engaged Stephano Slack LLC (“Stephano”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending July 31, 2025. This appointment is effective as of September 22, 2025.

During the fiscal years ended July 31, 2024 and 2023 and the subsequent interim period prior to engagement, the Company did not consult with Astra regarding: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Astra concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2025	By:	/s/ Edward A. Barth
Edward A. Barth Principal Executive Officer

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